Fund Facts

For 1998, shareholders designated the
following charities:
AIDS Services of Austin
Alzheimer's Association
American Cancer Society
American Heart Association
Animal Trustees of Austin
Arthritis Foundation
Austin Sunshine Camp
Austin YMBL Sunshine Camps
Boy Scouts of America
Brenham Christian Academy
The Columban Fathers
Compassion International
Cross Pointe Church
Cystic Fibrosis Foundation

Family Violence Project
Faith Home for Babies with AIDS
Forgotten Children's Fund
Habitat for Humanity
Harvard Law School Fund
Hilo Salvation Army
The Home Care Program/MSKCC
Make-A-Wish Foundation
MD Anderson Children's Art Project
Medical Institute for
Sexual Health
Methodist Children's Home
National Cancer Institute
National Kidney Cancer Association
Nature Conservancy of Tennessee

Nevada SPCA
Northwest Hills United Methodist
People's Community Clinic
Rapheal Free Clinic
Red Cloud Indian School
Salvation Army
San Diego Historical Society
SOVA Food Pantry
St. Michael's Academy
Texas Baptist Children's Home
Union Station
United Way of the Flint Hills
Wesleyan Homes Alzheimer's Care
Women Helping Women
Have questions about your account?
Call the Transfer
Agent at 1-888-839-7424.

The Bear 500 (GRRR.X) was launched October
1st.
The fund is designed to move inversely with
the S&P 500.
Thus, if the S&P 500 goes down, the fund
should move up a
comparable amount.   If you have a need to
hedge a portfolio,
including IRA's, or just want to bet that large cap stocks are overvalued, you should call for a prospectus.
1.888.839.7424.

Fellow Shareholders,

The Net Asset Value of the Value & Growth
Portfolio (V&G)
for the period ending September 30th , 1999
 was $12.85.
Since our last report on March 31st, we have continued to live through the underperformance of the small value market.
It won't last forever, and when small cap value comes back into favor, the returns can be explosive.

	Smaller Companies
Period	        V&G1<F1> Russell 2000
Last Quarter	(13.9)%	 (6.3)%
Last 12 Months	(4.5)%	 19.1%
1998<F2>	(3.0)%	 (2.5)%
1997<F2>	45.6%	 22.4%
1996<F2>	26.3%	 16.5%
since Inception (annualized
if longer than 1 year)
                9.2%	 10.7%

<F1>
After the minimum sales charge of 4.5%, the
returns for the
last quarter,12 months, 1998, 1997, 1996, and
since inception
(11/06/99) would be: (17.8)%, (8.8)%,  (7.4)%
39.0%, 20.6%,
and 7.9%, respectively.
<F2>
Calender years.

       Of course, you know the old caveat,
"past performance
may not be indicative of future results."
Given the last few quarters, we sure hope so.
 We have also launched October 1st a new
fund called
the Bear 500 that is designed to move inversely
 with the
S&P500. Thus, if the S&P 500 goes down, the Bear 500 should go up by approximately the same amount.
Investors who have a
need to hedge taxable portfolios until the new year, or have a need to hedge IRA's, which generally cannot be hedged, should call for a prospectus.

And if you think large stocks are
substantially overvalued, as do we, the Bear
 500 is an easy
way to sell high, and buy low.

Commentary

For everything there is a season.   Our strategy
for investing
in small value stocks has been out of favor
since March 1998.
It's been a difficult winter, but spring will
come.
         It is easy to get focused on short-run
losses and
forget long-run returns.   Over the almost four
 year period
of the Value & Growth Portfolio, the return has
 been 9.2%.
 That's lower than we would like, but nearly
even with our
 benchmark, the Russell 2000 Index.  We think
that the tremendous
ups and downs of recent history are atypical
and are probably
driven by the speculative frenzy in the markets
today.   The
initial gains of your fund, the recent losses,
nor even the
9.2% over the entire period are indicative of
long-term returns
 in your portfolio.   So what is?

         The best research on asset class returns
was put together
by the Nobel Prize winners Eugene Fama and
Kenneth French using the
 Center for Research of Security Prices (CRSP)
at the University of
 Chicago.   Going back to 1964 through 1997,
small value returned
18.85% per year, while small growth returned
10.79% per year.
        To say it differently, $1 in small value
grew to $335,
while $1 in small growth grew to $32.   (There's
no misprint here;
there is a ten-fold difference between small value
 and small growth.)
  Fama and French found that small value was the
 best performing
equity class among large growth (in season today),
 large value, and
 small growth.
         Your portfolio is clearly in the small
value camp.
Comparing your valuations to other small value
funds, we are
typically in the lowest decile of valuations.
For instance,
in the most recent Morningstar (10/31/99), your
portfolio would
have had the fourth lowest price-to-earnings ratio
 out of 232 small
 value mutual funds.
Given the fund's extraordinarily low valuations, it
 shouldn't be too
 surprising that your portfolio performs like a
leveraged bet on the
 small-value index.  That has been the bad news over
 the last 20 months,
 as small value has done poorly, and we have done
worse.   It's also
good news for the next five to seven years' prospects.
       History shows that when small value
underperforms its polar
opposite style to this degree, small value has always outperformed large growth in the next one, three, five and seven years and has done so by substantial amounts.

Small value's relative underperformance
is the largest it's been over the last 35 years,
 so we expect an
exceptional period going forward.
We don't know precisely when the season will
change for small value.
We do know that:
We are much closer to the bottom than the top.
The valuation differential between small value
and other groups is
substantial and is starting to receive attention.
  You should also
 know that statistically, value has experienced
the equivalent of the
200-year flood.  Value relative to growth has
only done this badly less
than one-half of one percent of the time over
a five year period.
That's been the bad news yesterday, but it's
also the good news for
tomorrow.
The total market value of small stocks is one-
tenth the market value
 of large stocks, and thus, even a modest shift
 to small stocks should
 produce robust returns.   Did you know that
the combined market cap of
 just Microsoft, General Electric, and Intel exceed the entire market cap of the Russell 2000 Index?
While the last 20 months have been difficult for all of us, our highly structured, tested strategy has produced exceptional results. We're confident we will again produce outstanding returns.

 Warren Buffett once said, "If all you had to
 do was look at recent
 returns to invest, all librarians would be
rich."   It wasn't too
long ago that emerging markets had been
pronounced dead, only to
come roaring back to life.   Your recent returns
are not indicative
of your long-run returns.   In the next five
to seven years, we expect
 to do well, better than the returns of the Russell 2000 and Russell
2000 Value indices, which should also do well.
   Spring will come-it
always does.

Respectfully submitted,
Mark A. Coffelt, CFA

S T O C K   P R I C E S   R E L A T I V E  TO
                         Earnings Cash flow Book value
Value & Growth Portfolio	11.2x	   13.1x	    2.0x
Avg Small Value Fund	    17.6x	   12.3x	    2.3x
Avg Small Growth Fund	   33.9x	   26.0x	    7.6x

<F1>
All Ratios from Morningstar Principia October, 1999

VALUE & GROWTH
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
Industry                Shares	Company
Market Value %
AIR FREIGHT	        33,900	SEA CONTAINERS LTD. CL.'A'
949,200		3.05%

BEVERAGES-SOFT DRINK	20,300	WHITMAN CORP.
289,275		0.93%

COMPUTER HARDWARE	74,500	MICRON ELECTRONICS*
782,250		2.51%

COMPUTER SOFTW/SVCS	45,400	TRANSACTION SYSTEMS ARCHIT.*
1,222,963	3.93%

COMPUTERS-NETWORKING	25,100	DIGI INT'L*
274,531		0.88%

CONSUMER(JEWEL/GIFT)	31,000	ACTION PERFORMANCE COS., INC.*
652,938		2.10%

CONTAINER (METL/GLASS)	14,600	GREIF BROTHERS CORP. 'A'
412,450		1.33%

ELECTRIC COMPANIES	41,800	WISCONSIN ENERGY CORP
979,688		3.15%

ELECTRONICS-INSTRMT	32,700	X-RITE INC.
212,550		0.68%

ENGINEERING & CONSTR	30,900	JACOBS ENGINEERING GROUP*
1,004,250	3.23%

FOODS			29,500	IBP INC.
728,281		2.34%

GOLD&PREC METAL MINE	37,000	ASHANTI GOLDFIELDS CO.
291,375		0.94%
			190,300	ECHO BAY MINES LTD.
368,706		1.19%
	256,900	                TVX GOLD*
321,125		1.03%

981,206		3.15%

6

HC-MANAGED CARE		14,400	US ONCOLOGY INC.*
130,500		0.42%

HC-MED PROD & SUPPLY	20,300	ARROW INT'L
518,919		1.67%

HC-SPECIALIZED SERV	80,800	ORTHODONTIC CENTERS OF AMERICA*
1,414,000	4.55%
			55,200	PEDIATRIX MEDICAL GRP*
765,900		2.46%
			79,800	PHARMACEUTICAL PROD DVLP*
1,082,288	3.48%

3,262,188	10.49%

HEALTHCARE-DIVERSE	87,200	REXALL SUNDOWN INC.*
1,073,650	3.45%

HOMEBUILDING		48,600	CLAYTON HOMES
422,213		1.36%

IRON & STEEL		20,900	GRUPO IMSA SA
331,788		1.07%

LEISURE TIME (PROD)	30,700	COACHMEN INDUSTRIES
472,013		1.52%

MANUFACTURE-SPECIAL	114,000	PAXAR CORP*
1,097,250	3.53%

REITS EQ HEALTHCARE	24,900	HEALTH CARE PROPERTY INV.
653,625		2.10%
			39,600	NATIONWIDE HEALTH PPTYS
658,350		2.12%

1,311,975	4.22%

REITS EQ IND/OFFICE	24,400	MACK CALI REALTY TR
654,225		2.10%

REITS EQ RESIDENTIAL	27,100	BRE PROPERTIES
648,706		2.09%

REITS EQ RETAIL		18,500	KIMCO REALTY*
661,375		2.13%

REITS MORTGAGE BACK	28,700	AMRESCO CAPITAL TR
251,125		0.81%

7

			31,000	RESOURCE ASSET INVS
344,875		1.11%

596,000		1.92%

RESTAURANTS		55,080	BUFFETS INC,*
640,305		2.06%

 			105,800	RYANS FMLY STEAK HOUSE*
952,200		3.06%

1,592,505	5.12%

RETAIL-APPAREL		30,600	BUCKLE (THE)*
527,850		1.70%
			68,200	GOODY'S FAMILY CLTHG*
549,863		1.77%
			24,000	MEN'S WEARHOUSE*
516,000		1.66%
			30,200	NORTH FACE*
179,313		0.58%

1,773,026	5.70%

RETAIL-COMP & ELEC	54,200	POMEROY COMPUTER RSCS*
599,588		1.93%

RETAIL-DISC		10,200	MICRO WAREHOUSE*
123,038		0.40%

RETAIL-FOOD CHAINS	33,900	SMART & FINAL INC.
339,000		1.09%

RETAIL-SPECIALTY	95,600	TRANS WORLD ENTERTAINMENT*
1,212,925	3.90%

SAVINGS & LOAN		22,000	FIRSTFED FINANCIAL*
382,250		1.23%

SERVICES-		37,000	ITT EDUCATIONAL SVCS*
721,500		2.32%
COMMER & CONST		26,100	MANPOWER, INC.
760,163		2.44%
			15,900	PRE-PAID LEGAL SVCS*
626,063		2.01%

2,107,726	6.78%

SERVICES-COMPUTERSYS	71,700	CIBER INC.*
1,097,906	3.53%
			38,800	COMPUTER TASK GROUP
572,300		1.84%
			46,000	SUNGARD DATA SYSTEMS*
1,210,375	3.89%

2,880,581	9.26%

8

TEXTILES-APPAREL	16,700	WARNACO GROUP
304,775		0.98%

TRUCKERS		60,700	HEARTLAND EXPRESS*
857,388		2.76%

WASTE MANAGEMENT	22,000	WORLD FUEL SERVICES
214,500		0.69%

TOTAL COMMON STOCKS
(cost $34,136,029)
32,057,680	103.07%
*Non-income producing

SHORT-TERM INVESTMENTS	860,717
WISCONSIN ELECTRIC DEMAND NOTE
860,717		2.77%
	139,607
WARNER LAMBERT DEMAND NOTE
139,607		0.45%
	582,752
AMERICAN FAMILY DEMAND NOTE
582,752		1.87%
	102,900
WISCONSIN CORP CENT CR UNION D NOTE
102,900		0.33%

TOTAL SHORT-TERM INVESTMENTS
(cost $1,685,976)
1,685,976	5.42%

TOTAL INVESTMENTS
(cost $35,822,005)
33,743,656	108.49%

OTHER ASSETS AND LIABILITIES
(2,639,858)	(8.49)%

TOTAL NET ASSETS
31,103,798	100.00%

At September 30, 1999, the net unrealized
depreciation
based on the cost of investments for income
tax purposes
 of  $36,385,961 was as follows:
Gross unrealized appreciation     $992,689
Gross unrealized depreciation     ($3,634,994)
Net unrealized depreciation       ($2,642,305)


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITES
SEPTEMBER 30, 1999

Value &
Growth
ASSETS
     Investments at Market Value,
     (Identified Cost $35,822,005)
     (Note 1-A)
$	33,743,656
     Receivable for Fund Shares Sold
10,001
     Interest Receivable
18,190
     Dividends Receivable
6,131
     Other Assets
-
           Total Assets
33,777,978

LIABILITIES
     Cash Overdraft
408
     Payable for Investment Securities Purchased
1,674,962
     Payable for Fund Shares Redeemed
934,845
     Advisory Fee Payable <NOTE 2>
26,548
     Administration Fees Payable <NOTE 2>
13,369
     Distribution Fees Payable <NOTE 2>
		19,547
    Accrued Expenses
4,501
           Total Liabilities
2,647,180
NET ASSETS
$31,103,798
(Applicable to 2,420,817 shares outstanding,
 .0001 par value, 25 million shares authorized
each fund).
NAV AND REPURCHASE PRICE PER SHARE
$12.85
($31,103,798/ 2,420,817 shares)
MAXIMUM OFFERING PRICE PER SHARE
$13.46
(100/95.5 of net asset value)
NET ASSETS
At September 30, 1999, net assets consisted of:
 Paid - In Capital
$48,400,676
 Undistributed Net Investment Income
-
Accumulated Net Realized Loss on Investments
(15,218,529)
Net Unrealized Depreciation
(2,078,349)
$31,103,798


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
SEPTEMBER 30, 1998

		Value & Growth
INVESTMENT INCOME
Dividends
$339,464
Interest
63,117
TOTAL INVESTMENT INCOME
402,581

EXPENSES
Administrative Fee (Note 2)
219,898
Management Fee (Note 2)
513,922
12B-1 Fees (Note 2)
128,480
Interest Expense (Note 4)
9,825
TOTAL EXPENSES
880,165

NET INVESTMENT INCOME
(477,584)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net Realized Loss from Security Transactions
  (9,513,769)
  Change in Unrealized Depreciation of Investments
  10,500,074

NET GAIN ON INVESTMENTS
986,305

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS
$508,721


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended		Year Ended
		Sept. 30, 1999		Sept. 30, 1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net Investment Loss
$(477,584)	$(490,592)
 Net Realized Gain/(Loss) on Investments
(9,513,769)	(4,922,612)
 Increase in Unrealized Appreciation on    Investments
10,500,074	(15,016,540)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
508,721		3,225,671
(20,429,744)

DISTRIBUTIONS TO SHAREHOLDERS:
     ($0 and $.88 per share, respectively)
-		(1,334,802)

CAPITAL SHARE TRANSACTIONS: (a)
  Shares Sold
37,663,246	98,363,911
  Shares Redeemed
(59,529,425)	(53,224,319)
  Distributions Reinvested
-		1,286,949
INCREASE/ (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
(21,866,179)		46,426,541
46,426,541

TOTAL INCREASE/ (DECREASE) IN NET ASSETS
(21,357,457)	24,661,995

NET ASSETS
  Beginning of Period
52,461,255	27,799,260
  End of Period
$31,103,798	$52,461,255

(a) CAPITAL SHARE TRANSACTIONS
  Shares Sold
2,632,890	5,119,433
  Shares Redeemed
(4,112,886)	(2,871,499)
  Distributions Reinvested
-		78,857
TOTAL INCREASE IN SHARES
(1,479,997)	2,326,791


SEE NOTES TO FINANCIAL STATEMENTS


VALUE & GROWTH PORTFOLIO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


	 	 FY 1999	FY 1998	FY 1997
11/06/95* to 09/30/96
PER SHARE OPERATING PERFORMANCE
NAV, BEGINNING OF PERIOD	$13.45	17.66
11.13	10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(.20)	(.13)
(.03)	(.03)
Net Realized and Unrealized
Gains/ (Losses)		        (.40)	(3.20)
7.03	1.17
TOTAL FROM INVESTMENT OPERATIONS:
		                (.60)	(3.33)
7.00	1.14

LESS DISTRIBUTIONS:
Net Capital Gains		-	(.88)
(.47)	(.01)

NAV, END OF PERIOD	$	12.85	13.45
17.66	11.13

TOTAL RETURN FOR FISCAL YEAR	(8.8)%	(19.7)%
64.9%	11.4%

RATIOS/SUPPLEMENTAL DATA
Net Assets-End of Period ($000)	$31,104	52,461
27,799	1,252

RATIOS TO AVERAGE NET ASSETS
Expenses		        1.72%	1.72%
1.83%	2.20%**
Net Investment Income (Loss)	(.93)%	(.93)%
(.86)%	(0.51)%**
Portfolio Turnover Rate		247.9%	223.6%
103.3%	148.0%
Avg. Debt Per Share	$	.06      .12
-      -
Avg. amount of debt outstanding
($000)			$	226     345
-      -
Avg. number of shares outstanding
(000)				3,723	2,815
-	-

*Inception of Value & Growth Portfolio
**Annualized

SEE NOTES TO FINANCIAL STATEMENTS

To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Value & Growth Portfolio (the
"Fund"), a series of shares of the Texas Capital Value
Funds, Inc., including the portfolio of investments, as of September 30, 1999, and the related statement of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Texas
Capital Value & Growth Portfolio as of September 30,
1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 19, 1999

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
 POLICIES
Texas Capital Value Funds, Inc. was incorporated on June
26, 1995 as a Maryland Corporation and is registered under
the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth Portfolio (the "V&G") is a series of the Texas Capital Value Funds, Inc (the "Fund"). V&G began investment operations on November 6, 1995. V&G's investment objective is capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.
A. 	Security Valuation - Portfolio securities that are
listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of
the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
B. 	Federal Income Taxes - It is the Fund's policy to
meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition,
the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.
C. 	Securities Transactions, Investment Income and Other
 - Securities transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
D. 	Distributions to Shareholders.  Distributions from
investment income and realized gains, if any, are recorded
on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses and post-October capital losses.
E. 	Accounting Estimates - The preparation of financial
statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor,
 First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.
The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund. The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.
In addition, the Advisor is acting as the administrator to the Fund. For these services, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million, .50% on the next
$25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.

Transactions with the Distributor
Rafferty Capital Markets, the Company's Distributor, was paid
$0 in commissions for executing portfolio transactions for the Value & Growth Portfolio.

Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule
12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets.
 For the period ending September 30, 1999, the amount paid to the Distributor was $128,480, plus charges for sales of the Fund's shares in the amount $68,597.

3.	PURCHASES AND SALES OF SECURITIES--For the period
ended September 30, 1999 the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $124,235,494 and $145,925,107, respectively, for the Value & Growth Portfolio.

4.	LINE OF CREDIT-The Fund has a $9 million secured
line of credit with Firstar Bank. Borrowings under this arrangement bear interest at the bank's prime rate. At
September 30, 1999, the Fund had no borrowings outstanding.
Based upon balances outstanding during the year, the weighted average interest rate was 7.75% and the weighted average amount outstanding was $225,726 for the Value & Growth Portfolio.

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